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Exhibit 99.1

3:48 PM
04/27/06
ACCRUAL BASIS

                                  VERITEC, INC.
                                  BALANCE SHEET
                               AS OF APRIL 26,2006

                                                    APR 26, 06
                                                   ------------
ASSETS
   CURRENT ASSETS
      CHECKING/SAVINGS
         10017 - VERITEC SAVING, 3/8/06            1,366,564.26
         10007 - VERITEC CHECKING, 3/8/06             37,958.57
                                                   ------------
      TOTAL CHECKING/SAVINGS                       1,404,522.83
      ACCOUNTS RECEIVABLE
         10020 - ACCOUNT RECEIVABLE                  145,690.93
                                                   ------------
      TOTAL ACCOUNTS RECEIVABLE                      145,690.93
      OTHER CURRENT ASSETS
         10045 - ALLOWANCE FOR DOUBTFUL ACCOUNTS        -585.00
         10065 - NOTE RECEIVABLE - EVERYDAY HERO      25,451.51
         10066 - ALLOWANCE - EVERYDAY HERO           -25,451.51
         10070 - PREPAID EXPENSE                      11,162.02
         10060 - PREPAID INSURANCE                      -277.00
         10065 - SECURITY DEPOSITS                     4,650.00
         10090 - INVENTORY                            27,077.21
         10091 - INVENTORY VALUATION ALLOWANCE       -26,678.50
                                                   ------------
      TOTAL OTHER CURRENT ASSETS                      15,348.73
                                                   ------------
   TOTAL CURRENT ASSETS                            1,565,562.49
   FIXED ASSETS
      11000 - FIXED ASSETS                            91,458.47
      11200 - ACCUMULATED DEPRECIATION               -72,159.76
                                                   ------------
   TOTAL FIXED ASSETS                                 19,298.71
   OTHER ASSETS
      12000 - PATENTS                                 11,232.77
      12010 - INVESTMENTS - VERITEC JAPAN            -15,221.97
                                                   ------------
   TOTAL OTHER ASSETS                                 -3,989.20
                                                   ------------
TOTAL ASSETS                                       1,580,872.00
                                                   ============
LIABILITIES & EQUITY
   LIABILITIES
      CURRENT LIABILITIES
         ACCOUNTS PAYABLE
            20000 - ACCOUNTS PAYABLE                 105,504.13
                                                   ------------
         TOTAL ACCOUNTS PAYABLE                      105,504.13
         OTHER CURRENT LIABILITIES
            20050 - ACCRUED PAYROLL                   30,571.86
            20060 - ACCRUED VACATION                  11,000.00
            20075 - ACCRUED EXPENSE PAYABLE          300,000.00
            20100 - INTERCOMPANY PAYABLE - VIVI       21,047.77
                                                   ------------
         TOTAL OTHER CURRENT LIABILITIES             362,619.63
                                                   ------------
      TOTAL CURRENT LIABILITIES                      468,123.76
      LONG TERM LIABILITIES
         22010 - PREPAYMENT ON SUB RECEIVABLE        222,887.73
                                                   ------------
      TOTAL LONG TERM LIABILITIES                    222,887.73
                                                   ------------
   TOTAL LIABILITIES                                 691,011.49

3.48 PM
04/27/06
ACCRUAL BASIS

                                  VERITEC, INC.
                                  BALANCE SHEET
                              AS OF APRIL 26, 2006

                                              APR 26, 06
                                            --------------
   EQUITY
      30000 - CUMMULATIVE TRANSLATION ADJ         9,667.98
      30010 - COMMON STOCK                      150,785.98
      30020 - PREFERRED SERIES H STOCK            7,273.00
      30030 - ADDITIONAL PAID IN CAPITAL     13,374,291.57
      30040 - SUBSCRIPTION RECEIVABLE          -489,789.91
      30050 - OPENING BAL EQUITY                210,303.21
      3900 - RETAINED EARNINGS              -13,451,091.95
      NET INCOME                              1,078,420.63
                                            --------------
   TOTAL EQUITY                                 889,860.51
                                            --------------
TOTAL LIABILITIES & EQUITY                    1,580,872.00
                                            ==============


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